EXHIBIT 24


                                POWER OF ATTORNEY


     The undersigned directors of Michigan Financial Corporation, a Michigan corporation, hereby constitute and appoint Howard L. Cohodas and Kenneth F. Beck, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in their respective names as directors of Michigan Financial Corporation, the Form l0-K Annual Report to be filed with the Securities and Exchange Commission, Washington, D.C., pursuant to Section l3 or l5 (d) of the Securities Act of l934 for the fiscal year ended December 3l, l996.




Dated  January 20, 1997         /s/ GARY L. BUTRYN
                                --------------------------------
                                 Gary L. Butryn


Dated  January 20, 1997         /s/ WILLARD M. CARNE
                                --------------------------------
                                 Willard M. Carne


Dated  January 20, 1997         /s/ WILLARD L. COHODAS
                                --------------------------------
                                 Willard L. Cohodas


Dated  January 20, 1997         /s/ CLARENCE R. FISHER
                                --------------------------------
                                 Clarence R. Fisher


Dated  January 20, 1997         /s/ HUGH C. HIGLEY, JR
                                --------------------------------
                                 Hugh C. Higley, Jr.


Dated  January 20, 1997         /s/ DAVID HOLLI
                                --------------------------------
                                 David Holli


Dated  January 20, 1997         /s/ DANIEL H. LORI
                                --------------------------------
                                 Daniel H. Lori


Dated  January 20, 1997         /s/ FRED M. SAIGH
                                --------------------------------
                                 Fred M. Saigh


Dated  January 20, 1997         /s/ JAMES L. SMITH
                                --------------------------------
                                 James L. Smith